UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2020

Date of Report (Date of earliest event reported)

GRAND HAVANA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55037	27-0631947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

761 NW 23rd Street. Miami, FL	33127
(Address of principal executive offices)	(Zip Code)

(800) 608-5441

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

Grand Havana, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 10-K”) due to the circumstances related to COVID-19. In particular, COVID-19 has caused disruptions in our normal interactions with our auditors. The Company has a small accounting staff and historically we provided our auditors with full access to work papers and related information. Because the audit personnel are now working remotely as much as possible, as our accounting personnel, this has slowed everyone’s workflow and the Company’s ability to complete its audit and file the 2019 10-K prior to its due date is delayed. Notwithstanding the foregoing, the Company expects to file the 2019 10-K no later than May 14, 2020 (which is 45 days from the 2019 10-K’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its 2019 10-K, as may be updated to reflect subsequent events impacting the Company:

We are unable to predict the impact of COVID-19 on our company.

Miami-Dade County and the City of Miami have issued orders that only “essential” businesses remain open. We are not considered an “essential business” and have closed our warehouse thereby limiting our ability to make deliveries and service equipment. Because of this we expect a significant decline in our revenues until such time that these emergency orders are lifted, and it is safe for our employees to return to work. Additionally, the COVID-19 pandemic has had a particularly significant impact on hotels and restaurants, two of our main revenue sources. The ability of hotels and restaurants to recover once travel and other restrictions are removed will have a significant impact on our ability to bring revenue back to levels to prior levels.

(1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020	/s/ Robert Rico
Robert Rico, CEO/Director